UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2022

SPRINGBIG HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40049	88-2789488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Ste. 260
Boca Raton, Florida, 33487
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 772-9172

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	SBIG	The Nasdaq Global Market

Warrants, each exercisable for one share of Common Stock, at an exercise price of $11.50 per share	SBIGW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 1, 2022, SpringBig Holdings, Inc. (the “Company”) entered into an Amendment (the “Amendment”) to the Senior Secured Original Issue Discount Convertible Promissory Note, dated June 14, 2022 (the “Note”) made by the Company in favor of L1 Capital Global Opportunities Master Fund, a Cayman Islands business organization (the “Holder”), and the Securities Purchase Agreement, dated April 29, 2022 (the “Purchase Agreement”) between the Company and the Holder. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Note or Purchase Agreement, as is applicable. The material terms of the Amendment include: (i) the Company shall make a payment of $1,000,000 towards the Principal owed under the Note on the date of the Amendment and another payment of $1,000,000 towards the Principal on January 3, 2023; (ii) all additional principal payments under the Note are deferred until December 1, 2023; (iii) beginning on December 1, 2023, the remaining principal will be repaid in equal monthly payments of not greater than $375,000, with a final payment of all remaining principal due not later than June 2, 2025; (iv) during the period from the effective date of the Amendment until December 1, 2023, the Holder shall be entitled to convert principal into shares of common stock at a conversion price equal to eighty (80%) percent of the Market Price determined with respect to such Conversion Notice (subject to a maximum amount converted in any month not exceeding the greater of (a) 25% of the total volume of the Maker’s Common Stock traded on the Principal Trading Market during such month, and (b) $325,000); and (v) from and after December 1, 2023 the Conversion Price shall be $12.00, subject to adjustment as provided in the Note. The above summary is subject in all respects to the actual terms and conditions of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Form 8-K/A.

The information in Item 1.01 and in the accompanying Exhibit 10.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Amendment dated December 1, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINGBIG HOLDINGS, INC.

December 1, 2022	By:	/s/ Jeffrey Harris
Name: Jeffrey Harris
Title: Chief Executive Officer